EXHIBIT 10.4

SUBSCRIPTION AGREEMENT
IN
BLAST ENERGY SERVICES, INC.

1.           SUBSCRIPTION.  This Agreement has been executed by McAfee Capital LLC, a limited liability company having a principal place of business in Cupertino, California (“Purchaser” or “Shareholder”) in connection with the offering of units consisting of Four (4) shares of Convertible Series A Preferred Stock  and One (1) Warrant with an exercise price of $0.10 per share (collectively referred to hereinafter as the "Units") of Blast Energy Services, Inc., a corporation organized under the laws of the State of California (hereinafter referred to as the "Company").  Purchaser hereby subscribes to purchase 1,000,000 Units at $2.00 per Unit for a total amount of $ 2,000,000.

2.           REPRESENTATIONS BY THE UNDERSIGNED.  The undersigned represents and warrants as follows (please select only one from (i) through (iii) below [selecting more than one from (i) though (iii) below will invalidate this subscription]):

(i) __X__   I am an Accredited Investor because I meet one of the following items:

•	is a natural person who has an individual net worth, or joint net worth with that person's spouse of more than $1,000,000; or

•
is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

•
is a bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

•	any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

•	is an insurance company as defined in Section 2(13) of the 1933 Act; or

•	is an investment company registered under the Investment Company Act of 1940; or

•	a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

•	is a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

•
is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a "plan fiduciary" (as defined in Section 3(21) of such act) which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directive plan, its investment decisions are made solely by persons that are accredited investors; or

•	is a "private business development company" as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

•
is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

•
any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as defined in the rules and regulations of the 1933 Act; or

•	is an entity in which all of the equity owners fall within one of the categories set forth above; or

•	is otherwise an Accredited Investor as defined in Section 501 of Regulation D as adopted by the Securities and Exchange Commission.

(ii) _____
I am not an Accredited Investor.  In the event the Investor is not an Accredited Investor, such Investor will not be able to purchase any shares in the Company’s offering, and this Subscription and the Investor’s funds (if any) shall be returned to Investor and this Subscription and all rights associated therewith shall be cancelled by the Company.

(iii)_____
I reside outside of the United States and am not a “U.S. person” as such term is defined under Regulation S as promulgated by the Securities and Exchange Commission (“SEC”) under authority of the Securities Act of 1933, as amended (the “1933 Act”).

(1) A “U.S. person” is defined by Regulation S as:

•	Any natural person resident in the United States;

•	Any partnership or corporation organized or incorporated under the laws of the United States;

•	Any estate of which any executor or administrator is a U.S. person;

•	Any trust of which any trustee is a U.S. person;

•	Any agency or branch of a foreign entity located in the United States;

•	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

•
Any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2) At the time the buy order for the Units was originated, Purchaser was outside the United States;

(3) Purchaser is purchasing the Shares for his, her or its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States; and

(4) All offering documents received by the Purchaser include statements to the affect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the 1933 Act or an exemption from the registration requirement is available.

[Remainder of page left intentionally blank.]

The undersigned further represents and warrants as follows:

(a)	Subscriber represents and warrants that it is in receipt of and that it has carefully read and reviewed the following items:

(i)	The Company’s Form 10-KSB for the period ended December 31, 2006 (the “Form 10-K”); which discloses that the Company is currently under Chapter 11 protection of the U.S. Bankruptcy Code; and

(ii)
All other documents filed by the Company with the SEC subsequent to the Company’s Form 10-K and prior to the date of this Agreement, including without limitation, the “Risk Factors” in the Form 10-K (collectively the “SEC Filings”).  The Form 10-K and Risk Factors are accessible on the EDGAR website on www.SEC.gov;

(iii)	The Company’s Series A Convertible Preferred Stock Designation (the “Designation”); and

(iii)	A draft of the Company’s Disclosure Statement and Plan of Reorganization (the “Plan”). The Plan, the 10-K the Designation and the SEC Filings shall be referred to herein as the “Disclosure Documents.”

(b)
Subscriber has been furnished with and has carefully read the Disclosure Documents including the Risk Factors listed therein and is familiar with the terms of the Offering.  With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company (or any agent or representative).  Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber’s legal, tax, accounting and financial advisers the suitability of an investment in the Shares for Subscriber’s particular tax and financial situation.

(c)
Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company.  Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s).

(d)
Subscriber and/or Subscriber’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

(e)
Subscriber is not subscribing for the Securities as a result of any offering circular, or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any form of general solicitation.

(f)
The undersigned recognizes that the Units have not been registered under the Securities Act of 1933, as amended (“Act”), nor under the securities laws of any state and, therefore, cannot be resold unless resale of is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the fairness of the terms of the offering; the undersigned may not sell the Units without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(g)
The undersigned is acquiring the Units for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, hers or its sale or distribution of the Units.  No one other than the undersigned has any beneficial interest in said securities;

(h)
The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Units is placed at the risk of the business and may be completely lost.  The purchase of Units as an investment involves special risks;

(i)
The undersigned realizes that the Shares cannot readily be sold as they will be restricted securities and therefore the Units must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

(j)
The undersigned confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Units for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment.  The undersigned also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

(k)
The undersigned understands that the ability to transfer the Units will be restricted which includes restrictions against transfers unless the transfer is effected in compliance with the 1933 Act and applicable state securities laws (including investment suitability standards); that the Company will consent to a transfer of the Units only if the transferee represents that such transferee meets the suitability standards required of an initial subscriber and that the Company has the right, in its sole discretion, to refuse to consent to the transfer of the Units;

(l)
All information which the undersigned has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

(m)
The undersigned has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Units for his, her or its particular tax and financial situation and that the undersigned and his, her or its advisers, if such advisors were deemed necessary, have determined that the Units are a suitable investment for him, her or it;

(n)
The undersigned has not become aware of this offering and has not been offered Units by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the undersigned's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising; and

(o)	The undersigned is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Acknowledgment of Investment.

(p)	The Purchaser acknowledges that he, she or it will receive Warrants to purchase shares of Common Stock in the form of Exhibit A attached to this Subscription Agreement.

(q)
Investor acknowledges that he, she, or it is receiving “piggy-back” registration rights in connection with the shares of common stock which the Series A Preferred Stock is convertible into and the shares of common stock which the Warrants are exercisable for, which “piggy-back” registration rights are evidenced by the Registration Rights Agreement attached hereto as Exhibit B.

3.           THE UNDERSIGNED FURTHER CERTIFIES THAT HE, SHE OR IT UNDERSTANDS THAT:

(a)
THIS SUBSCRIPTION IS SUBJECT TO THE APPROVAL OF THE COMPANY’S PLAN OF REORGANIZATION, AND THE ISSUANCE, BY THE BANKRUPTCY COURT OF A CONFIRMATION ORDER, AS WELL AS THE COMPANY’S SUCCESSFUL DESIGNATION OF THE SERIES A PREFERRED STOCK (THE “APPROVAL”).

(b)
THE COMPANY SHALL BE ABLE TO CANCEL THIS SUBSCRIPTION AND RETURN THE SUBSCRIBER’S FUNDS PAID IN CONNECTION WITH SUCH SUBSCRIPTION IN THE COMPANY’S SOLE DISCRETION IF ANY TIME WITHIN THE PERIOD OF THIRTY (30) DAYS FOLLOWING THE APPROVAL, (THE “DEADLINE”).

(c)	THIS SUBSCRIPTION SHALL AUTOMATICALLY BE REJECTED BY THE COMPANY AND ALL SUBSCRIPTION FUNDS RETURNED TO THE SUBSCRIBER IN THE EVENT THE APPROVAL DOES NOT OCCUR PRIOR TO DECEMBER 31, 2007.

(d)
THIS SUBSCRIPTION SHALL BE AUTOMATICALLY ACCEPTED AS OF THE DATE OF THE DEADLINE, IN THE EVENT THE APPROVAL HAS OCCURRED PRIOR TO DECEMBER 31, 2007, AND THIS SUBSCRIPTION HAS NOT OTHERWISE BEEN CANCELLED BY THE COMPANY PURSUANT TO SECTION (B) ABOVE.  IN THE EVENT THIS SUBSCRIPTION IS NOT REJECTED AND/OR CANCELLED PRIOR TO THE DEADLINE, THE EFFECTIVE DATE OF THIS SUBSCRIPTION AND ANY WARRANTS GRANTED IN CONNECTION HEREWITH SHALL BE SUCH DEADLINE DATE.

(e)
The Subscription hereunder is irrevocable by Investor, that, except as required by law, Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of Investor hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Investor and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.  If Investor is more than one person, the obligations of Investor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(f)
No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Units, Shares or Warrants.

(g)
The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Investor herein.

(h)
It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(i)	No person or entity acting on behalf, or under the authority, of Investor is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this Subscription.

(j)
Investor acknowledges that the information furnished in this Agreement by the Company to Investor or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by Investor and neither used by Investor for Investor’s personal benefit (other than in connection with this Subscription), nor disclosed to any third party, except Investor’s legal and other advisers who shall be advised of the confidential nature of such information, for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company).  The representations, warranties and agreements of Investor and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the date of such Subscription as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement.

(k)
IN MAKING AN INVESTMENT DECISION, INVESTOR MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE COMMON SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

4.           Indemnification.  It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each purchaser of Units from and against any and all loss, damage, and liability due to or arising out of a breach of any of the representations and warranties made in this Agreement.  The representations and warranties contained herein are intended to and shall survive delivery of the Agreement.

5.           Restrictions on Transferability of Units.  The undersigned hereby agrees that the Shares and Warrants being purchased by him, her or it and any agreement or certificate evidencing such securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."

6.           Purchase Payment.   The purchase price shall be paid to the Company in cash, check or via wire transfer simultaneously with the undersigned entry into this Agreement.

7.           Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

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8.           Number of Units Purchased.  The undersigned hereby subscribes to purchase
1,000,000 Units (each consisting of four (4) shares of the Company’s Series A Preferred Stock and one (1) warrant to purchase one share of the Company’s common stock at an exercise price of $0.10 per share) for an aggregate purchase price of $2,000,000 ($2.00 per Unit).

This Agreement is executed this the 30th day of January, 2008, at Cupertino, CA.

“PURCHASER”

Name (please print):          McAfee Capital LLC
If entity named above, By:      Eric McAfee

                Its:      President

Number of Preferred Shares: 4,000,000   Wire transfer in the amount of $2,000,000

Subscribed For:  1,000,000 Units

Social Security or Taxpayer I.D. Number [required]:        XXX-XX-XXXX

Business Address (including zip code):       XXXXXXXXXXXXXXXX

Business Phone: (XXX) XXX-XXXX

Residence Address (including zip code)

Residence Phone: (    )

All communications to be sent to:

          X          Business or

                    Residence Address

Please indicate on the following page the form in which you will hold title to your interest in the Shares and Warrants.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND/OR WARRANTS AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SHARES AND/OR WARRANTS AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

Please select one of the following forms of ownership:

INDIVIDUAL OWNERSHIP (one signature required)

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

TENANTS IN COMMON (both or all parties must sign)

GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

X
LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation's Articles and certified Corporate Resolution authorizing the signature)

TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this 30th day of January, 2008, Cupertino, CA.

_McAfee Capital LLC_____________________
Subscriber
___by: Eric McAfee________________________
Printed name

If an entity, on behalf of:
____/s/Eric McAfee_____________________________
Subscriber’s position with entity:
_____President_______________________________

The Company has accepted this subscription this 30th day of January 2008, subject to Section 3(a), (b) and (c).

Blast Energy Services, Inc., a California Corporation

By__/s/John O’Keefe_________________
       Its: _CEO____________________________
Printed Name: __John O’Keefe___________

Exhibit A

BLAST ENERGY SERVICES, INC.

WARRANT AGREEMENT
Date: January 30,  2008

To Whom It May Concern:

BLAST ENERGY SERVICES, INC. (the “Company”), for value received, hereby agrees to issue common stock purchase warrants entitling Clyde Berg (“Holder”) and his/her/its assigns to purchase an aggregate of 1,000,000 shares of the Company’s common stock (“Common Stock”).  Such warrant is evidenced by a warrant certificate in the form attached hereto as Schedule 1 (such instrument being hereinafter referred to as a “Warrant,” and such Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the “Warrant”). The Warrant is issued to Holder in connection with Holder’s subscription for Units in the Company in connection with the Subscription Agreement in Blast Energy Services, Inc. which this Warrant is attached to as Exhibit A.  The number of shares of Common Stock purchasable upon exercise of the Warrant is subject to adjustment as provided in Section 5 below.  The Warrant will be exercisable by the Warrant Holder (as defined below) as to all or any lesser number of shares of Common Stock covered thereby, at an initial purchase price of US $0.10 per share (the “Purchase Price”), subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.  The term “Warrant Holder” refers to the person whose name appears on the signature page of this agreement and any transferee or transferees of any of them permitted by Section 2(a) below.  The Subscription for this Warrant was accepted by the Company on January 31, 2008, which gives this Warrant an effective date of January 31, 2008.

1.	Representations and Warranties.

The Company represents and warrants to you as follows:

(a)
Corporate and Other Action.  The Company has all requisite power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrant and a certificate or certificates evidencing the Warrant, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrant (“Shares”), and to perform all of its obligations under this Warrant Agreement and the Warrant.  The Shares, when issued in accordance with this Warrant Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.  No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

(b)
No Violation.  The execution and delivery of this Warrant Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrant will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.	Transfer.

(a)
Transferability of Warrant.  You agree that the Warrant is being acquired as an investment and not with a view to distribution thereof and that the Warrant may not be transferred, sold, assigned or hypothecated except as provided herein.  You further acknowledge that the Warrant may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended (the “Act”), setting forth the terms of such offering and other pertinent data with respect thereto, or unless you have provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrant shall bear an appropriate legend.  Notwithstanding the foregoing, any request to transfer the Warrant must be accompanied by the Form of Assignment and Transfer attached hereto as Schedule 2 executed by the Warrant Holder.

(b)
Registration of Shares.  You agree not to make any sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless you have provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required.  Certificates representing the Shares, which are not registered as provided in this Section 2, shall bear an appropriate legend and be subject to a “stop-transfer” order.

3.	Exercise of Warrant, Partial Exercise.

(a)	Exercise Period. This Warrant shall expire and all rights hereunder shall be extinguished three years (3) years from the date first written above.

(b)
Exercise in Full.  Subject to Section 3(a), a Warrant may be exercised in full by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as Schedule 3 executed by such Warrant Holder, to the Company, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of Shares represented by the respective Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

(c)
Partial Exercise.  Subject to Section 3(a), each Warrant may be exercised in part by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as Schedule 3 at the end thereof duly executed by such Warrant Holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of Shares designated by the Warrant Holder in the Form of Subscription attached hereto as Schedule 3 to the Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).  Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor, in the name of the Warrant Holder subject to Section 2(a), calling in the aggregate for the purchase of the number of Shares equal to the number of such Shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such Shares designated by the Warrant Holder in the aforementioned form of subscription.

(d)	Payment of Purchase Price. The Purchase Price may be made by any of the following or a combination thereof, at the election of the Warrant Holder:

(i)	in cash;
(ii)	by wire transfer; or
(iii)	by certified or cashier’s check, or money order.

4.	Delivery of Stock Certificates on Exercise.

Any exercise of the Warrant pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrant together with the Form of Subscription and the payment for the aggregate Purchase Price shall have been received by the Company.  At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased.  As soon as practicable after the exercise of any Warrant in full or in part, and in any event within Ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Warrant Holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(e).  The term “Other Securities” refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the Warrant Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.	Adjustment of Purchase Price and Number of Shares Purchasable.

The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

(a)
In case the Company shall at any time after the date of this Warrant Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)
No adjustment in the Purchase Price shall be required if such adjustment is less than US $0.01; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(c)
Upon each adjustment of the Purchase Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Purchase Price shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Warrant immediately prior to adjustment of the number of Shares by the Purchase Price in effect prior to adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

6.	Further Covenants of the Company.

(a)
Dilution or Impairments.  The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Warrant or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment.  Without limiting the generality of the foregoing, the Company:

(i)
shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrant and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Purchase Price per share; and

(ii)
will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Warrant from time to time outstanding.

(b)
Title to Stock.  All Shares delivered upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable; each Warrant Holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

(c)
Exchange of Warrant.  Subject to Section 2(a) hereof, upon surrender for exchange of any Warrant to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant or like tenor, in the name of such holder or as such holder (upon payment by such Warrant holder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of Shares called for on the face of the Warrant surrendered.  The Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the registered holder thereof, subject to the provisions of Section 2(a), in person or by duly authorized attorney, upon surrender of the Warrant, duly endorsed, at the principal office of the Company.

(d)
Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant Holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(e)	Fractional Shares. No fractional Shares are to be issued upon the exercise of any Warrant, but the Company shall round any fraction of a share to the nearest whole Share.

7.	Other Warrant Holders: Holders of Shares.

The Warrant is issued upon the following terms, to all of which each Warrant Holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself, herself or itself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.	Miscellaneous.

All notices, certificates and other communications from or at the request of the Company to any Warrant Holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant Holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein.  This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.  The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.  This Warrant Agreement, together with the forms of instruments annexed hereto as schedules, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.  For purposes of this Warrant Agreement, a faxed signature shall constitute an original signature.

IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this 30st day of January, 2008, in Houston, TX, by its proper corporate officers, thereunto duly authorized.

BLAST ENERGY SERVICES, INC.

By_/s/John O’Keefe_______________
       Its: _CEO________________________
Printed Name: John O’Keefe_________

Exhibit A

SCHEDULE 1
WARRANT

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THIS WARRANT MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase 1,000,000 Shares
of Common Stock
BLAST ENERGY SERVICES, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of BLAST ENERGY SERVICES, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier’s check payable to the order of the Company) for each Share purchased.  This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of January 30,2008, the terms of which are hereby incorporated herein.  Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner:  McAfee Capital LLC                                                                                                                     Date: January 30, 2008

Purchase Price
  Per Share:                                US $0.10

Expiration Date:	Subject to Section 3(a) of the Warrant Agreement, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

BLAST ENERGY SERVICES, INC.

By___/s/ John OKeefe_________________
       Its: __CEO___________________________
Printed Name: __John O’Keefe___________

Exhibit A

SCHEDULE 2

FORM OF ASSIGNMENT AND TRANSFER

For value received, the undersigned hereby sells, assigns and transfers unto __________________________________ the right represented by the enclosed Warrant to purchase _________________ shares of Common Stock of
BLAST ENERGY SERVICES, INC. to which the enclosed Warrant relates, and appoints Attorney to transfer such right on the books of BLAST ENERGY SERVICES, INC. with full power of substitution in the premises.

The undersigned represents and warrants that the transfer of the enclosed Warrant is permitted by the terms of the Warrant Agreement pursuant to which the enclosed Warrant has been issued, and the transferee hereof, by his, her or its acceptance of this Agreement, represents and warrants that he, she or it is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.

Dated:______________

____________________________________________
(Signature must conform in all respects to name of holder
 as specified on the face of  the enclosed Warrant)

____________________________________________
(Address)

Signed in the presence of:

____________________________________

Exhibit A

SCHEDULE 3

FORM OF SUBSCRIPTION
b
(To be signed only upon exercise of Warrant)

To BLAST ENERGY SERVICES, INC.:

The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,* shares of Common Stock of BLAST ENERGY SERVICES, INC. and herewith makes payment of US $_______________ therefore, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

The undersigned hereby certifies that the undersigned is not a U.S. person and the warrant is not being exercised on behalf of a U.S. person, or, if applicable, the undersigned has attached an opinion of counsel to the effect that the warrant and the securities to be delivered upon exercise thereof have been registered under the Securities Act of 1933, as amended or are exempt from registration thereunder.

Dated:______________

____________________________________________
(Signature must conform in all respects to name of holder
 as specified on the face of  the enclosed Warrant)

____________________________________________
(Address)

___________________________

(*)           Insert here the number of shares called for on the face of the Warrant or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.